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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  JULY 6, 2007

                         GLOBAL BEVERAGE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      000-28027                 90-0093439
(State or other jurisdiction of      (Commission               (IRS Employer
       incorporation)                File Number)            Identification No.)

                         2 S. UNIVERSITY DR., SUITE 220
                              PLANTATION, FL 33324
          (Address of principal executive offices, including zip code)

                                 (954) 473-0850
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 6, 2007, Global Beverage Solutions, Inc. ("GLOBAL BEVERAGE") entered into a Note Purchase Agreement (the "AGREEMENT") with a certain accredited investor (the "INVESTOR") for the private placement of a convertible promissory note (the "Note") in the principal amount of $259,202 for a purchase price of $233,450. The maturity date on the Note is August 31, 2008. If and when Global Beverage withdraws its election to be regulated as a business development company under the Investment Company Act of 1940 (the "1940 Act"), the Note will be convertible, at the option of the Investor, into a number of shares of Global Beverage's common stock as determined in accordance with a formula set forth in the Agreement.

In connection with the Agreement, Global Beverage entered into a letter agreement (the "Letter Agreement") with Palladium Capital Advisors, LLC as placement agent (the "Placement Agent"), pursuant to which Global Beverage agreed to pay the Placement Agent for its services (a) a cash fee of $33,333 as soon as practicable after the consummation of the transaction contemplated by the Agreement and (b) a fee of $16,667, which is payable within 120 days of the date of the Agreement either in cash or, if and when Global Beverage withdraws its election to be regulated as a business development company under the 1940 Act, through the issuance of shares of Global Beverage's common stock.

Global Beverage and the Investor also entered into a Registration Rights Agreement pursuant to which Global Beverage has agreed to provide certain registration rights with respect to shares of its common stock issuable upon the Lender's election to exercise the conversion right contained in the Note.

Copies of the Agreement, the Note, the Letter Agreement and the Registration Rights Agreement (collectively, the "TRANSACTION DOCUMENTS") are filed as exhibits to this report and are incorporated into this report by reference. The description set forth above is qualified in its entirety by reference to the Transaction Documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information contained in Item 1.01 is incorporated herein by reference.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

See Section 1.01 with respect to the shares of common stock of the Company that may be issued upon the conversion of the Note. The offer and sale of such shares is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  EXHIBITS.

         EXHIBIT
         NO.                           DESCRIPTION
         -----------  ----------------------------------------------------------

         10.1         Note Purchase Agreement dated July 6, 2007
         10.2         Form of Convertible Note
         10.3         Registration Rights Agreement dated July 6, 2007
         10.4 Letter Agreement, dated July 6, 2007, by and between Global Beverage Solutions, Inc. and Palladium Capital Advisors, LLC






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL BEVERAGE SOLUTIONS, INC.

                                            By: /s/ Jerry Pearring
                                               ---------------------------------
                                               Jerry Pearring
                                               Chief Executive Officer



Date: July 6, 2007